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                                 EXHIBIT (11)(b)


                             Consent of Ropes & Gray

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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 10 to the Registration Statement of the BB&T Mutual Funds Group on Form N-1A under the Securities Act of 1933, as amended.


                                                  /s/ Ropes & Gray

                                                  ROPES & GRAY

Washington, D.C.
December 18, 1996